CROWDGATHER

FIND IT ON FORUMS!

Corporate Presentation

September 2010

CROWDGATHER
FIND IT ON FORUMS!

Safe Harbor

This presentation contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company's growth and business strategy. Words such as "expects," "intends," "plans," "believes," "anticipates," "hopes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to changes in the Company's business; competitive factors in the market in which the Company operates; risks associated with operations outside the United States; and other factors listed from time to time in the Company's filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

About Us

We believe in forums.

- CrowdGather founder and CEO Sanjay Sabnani has been an active forum member since 1998. CrowdGather's history dates back to 2002, when it acquired its original online community. In April 2008, Sabnani changed the company name to "CrowdGather" and completed a successful transition to a public company.
- CrowdGather draws 90 million page views per month and 4.5 million unique visits, an increase of over 500% since the company's launch in 2008, according to Google Analytics.
- CrowdGather is building a highly scalable cash-flowing network of owned-and-operated properties and a publisher network of 43,000 forum-based communities.

Symbol	OTCBB:CRWG
Market Cap	$40.00M
Current Price	$0.90
Shares Outstanding	46M
Float	22.3M
Year End	April 30

*Source: CrowdGather SEC 10-Q – 3rd Quarter filed March 17th 2010

CROWDGATHER
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Recent Developments

- CrowdGather is debt free with recent conversion by investors of $2.5 million in debt and interest into equity.
- CrowdGather has raised $1.4 million in acquisition and working capital through private placements and investor warrant exercises since February 2010.
- CrowdGather Network traffic increased from 12 million monthly page views to approximately 90 million monthly page views through 3 key acquisitions in 2010.
- Company CEO, Sanjay Sabnani retired 5 million of his 21 million shares (24%) in order to mitigate dilution to shareholders.
- On June 10, 2010 CrowdGather acquired ADISN for $5.5 million in stock.
- On July 23, 2010 CrowdGather acquired Lefora for $1 million in stock.

CROWDGATHER
FIND IT ON FORUMS!

Why Forums?

- We believe forums are undervalued for no good reason. The Internet's "F" word.
- We believe forums comprise the highest value repository of under monetized, user generated content on the Internet.
- Forums benefit from organically high search engine rankings which reduces marketing costs. Think of them as "the help desk of the Internet".
- Forums are high leverage. They require very little staffing since content is produced by members and sites are usually staffed by volunteer members.

"People who contribute to online forums are more engaged in influential activities -- both online and offline -- than people who don't use forums."

-Synovate, Market Research Company
and MediaPost.com

CROWDGATHER
FIND IT ON FORUMS!

The Opportunity

The "F" Word: Forum Communities

- BoardTracker estimates there are 50 billion posts and 300 million members on community forums making it approximately 5 times bigger than the blogosphere.
- According to Forrester, 37% of North American Internet users regularly post on online forums.
- Although forums in the aggregate attract a broad audience individually the platform has been difficult to monetize.



bigScreenTalk
Movies Discussion
Box Office Reports & Analysis
Just saw Transformers (major spoilers in here)
Bourne Ultimatum?
Live Free or Die Hard
Snakes on the Plane - Surprising
Halloween Double-Feature in movie theatres!
Ocean's 13
You're Gonna Miss Me
Evan Almighty
Hard Boiled getting a re-release
Entertainment or History

CROWDGATHER
FIND IT ON FORUMS!

A Large Market Poised for Growth

- According to TechCrunch UGC sites are valued at $27B.
- Forums represent approximately $4.8B of this.
- **Forums are a large relatively untapped market.**
- **CrowdGather is the only public Company dedicated to consolidating this opportunity.**


User-Generated Content Sites Valuation
Social Networks
UGC Sites
Forums
Commerce Marketplace
Blogs
Others
3%
4%
10%
$4.8B
11%
11%
61%

Pubcom Keynote Address by Internet Brands 2009

CROWDGATHER
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Addressing the Opportunity

What we do.

- CrowdGather uses its expertise to identify relevant, robust forums that have passionate members and high-quality discussions. The company then does three things:

1. ***Acquire***: It acquires these forums and provides them with high-quality infrastructure and services. These destination forums allow for precise targeted campaigns.
2. ***Partner***: It also allows third-party forum owners to build their own forums for free on its proprietary free forum hosting platforms; in exchange CrowdGather places advertising on these forums and additionally offers subscription-based options. This is a massive audience and is ideal for large-scale campaigns.
3. ***Aggregate in order to monetize***: In coordination with ADISN, our digital media agency, CrowdGather aggregates these forums into key verticals to provide brand marketers relevant channels for their advertising including rich-media solutions and campaign analytics. ADISN's expertise in targeted dynamic campaigns combined with our expert knowledge in site aggregation and demographic targeting guarantees a brand marketer's message reaches receptive enthusiasts in our network and beyond.

CROWDGATHER
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Reaching the Right Target

CrowdGather reaches a massive audience with our free forum hosting. This is ideal for large-scale ad campaigns.

CrowdGather's destination forums allow for precise, targeted campaigns crafted for their verticals.



CROWDGATHER
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Aggregate Verticals

Who we reach.

Our forums are comprised of a highly engaged audience of technology, gaming and lifestyle enthusiasts.

Gaming and Entertainment. Enthusiasts spend over five minutes longer on our site: than the average person spends at a website.

Technology. The participants in this vertic are highly engaged males with 50% of thei posting product reviews to online forums.

Leisure & Lifestyle Verticals. 64% of online women post product recommendations to message boards.

Valuable Demographics

67% Male
45% 18-34
42% 35+
38% have children
47% college/grad school

Featured CrowdGather Communities

- www.abxzone.com
- www.ngemu.com
- www.zealot.com
- www.pocketbikeplanet.com
- www.freeforums.org
- www.anythingbutipod.com
- www.vbulletinsetup.com
- www.genmay.com
- www.freepowerboards.com
- www.adminfusion.com
- www.zuneboards.com
- www.motorcycleforums.com
- www.clubxb.com
- lefora forums — forums made easy

ADISN: The missing piece of the puzzle

CrowdGather's strength has been in our quality verticals, inventory and high traffic.



With the acquisition of Adisn in June 2010 we have found a key component for CrowdGather's continued success.

- Increased revenues
- Selling of CrowdGather inventory

Adisn is a next generation Digital Ad Agency that uses relationship data from the social web to enhance targeting.

ADISN
EQUALS
UNPARALLELED
AD PERSONALIZATION
RELATIONSHIP TARGETING
DYNAMIC CREATIVE

CROWDGATHER
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Niche Market + Size = Increased CPM

CPM stands for Cost per Thousand ad views. CPM refers to advertising bought on the basis of impression


Average Forum $0.3-$0.6 CPM
Facebook $1 CPM
Perez Hilton TechDirt $5 CPM
TechCrunch MacRumors $10 CPM
Huffington Post CNET ESPN $20 CPM

Advertising Age December 2009
PubMatic's 2010 research brief

CROWDGATHER
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Increased Traffic = Increased Revenues



Monthly Page Views (millions)
Quarterly Revenues (in thousand USD)
500
450
400
350
300
250
200
150
100
50
0
12
53
11
58
11.5
83
47
115
80
330
90
435 *
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011(est.)

*estimated revenue based on (i) assumptions that we believe are reasonable and (ii) information that is available as of the date of this presentation. We are not undertaking any obligation to update these estimates as conditions change or as additional information becomes available.

CROWDGATHER
FIND IT ON FORUMS!

Our Value Proposition

Software & Services
We offer solutions like real-time communication tools, forum hosting and content management systems. Our applications take advantage of new technologies and lifestyles providing service and media solutions to help forums to be more successful.

Social Media Campaigns
CrowdGather develops, manages and executes social media and word-of-mouth campaigns on behalf of companies and organizations. Our aim is to create lasting conversations with real people by creating strategic, customized, high impact and effective programs that deliver on your objectives.

Consolidated Ad Network Platform
Clients of all sizes advertise with CrowdGather, relying on our ability to deliver and execute integrated marketing campaigns. They come to CrowdGather to read product reviews, to communicate, and for purchasing decisions. Our ad network reaches this growing audience.



Software and Services
Social Media Campaigns
Consolidated Ad Network Platform

CrowdGather Management

Sanjay Sabnani
Chairman & CEO
Sabnani has occupied senior executive positions in several publicly held companies: as EVP Strategic Development at Hythiam, Inc. (NASDAQ:HYTM), as Director of Business Development and Strategy at OSI Systems, Inc. (NASDAQ:OSIS), and as President and Director at Venture Catalyst, Inc. (NASDAQ:VCAT).

Sanjay Sabnani is a serial entrepreneur and business strategist with a long-standing passion for the Internet and Technology industry and online network community building. Sabnani has been an active proponent of message boards since 2002, when he acquired General Mayhem his first message board community. He continued acquiring forums until he decided that it was time to focus on turning this portfolio into a business with the launch of CrowdGather in 2008.

Sabnani is married with three daughters, all currently residing in Porter Ranch, California.

Gaurav Singh
CFO
Most recently, Singh served as Director of Financial Operations for MDSynergy, a privately held company in the health services industry. Prior to that he was part of the executive team that lead the growth and ultimately, the sale of Specialty Surgical Centers to Symbion, Inc.(NDAQ: SMBI) for more than $70 million. Prior to obtaining his MBA from the Anderson School of Business at UCLA, Singh worked for PriceWaterhouseCoopers, Ernst & Young and Hewlett Packard. During this time Singh created a positioning strategy for Hewlett Packard, consulting them in the fields of e-government, CRM and Biotechnology.

Fernando I. Munoz
VP of Technology
Chilean born Fernando I. Munoz, is a seasoned Information Systems Engineer with more than 20 years of experience in the computer sciences field. Before moving to the United States in 1990, Munoz co-founded and served as CTO at VecomComputacion Ltda. for 11 years. Munoz later became the Vice President of Digital Media with Lionsgate Entertainment, implementing the first industry digital assets management system. Munoz went on to co-found the Digital Agency Group Inc, which focused on Internet marketing for major LA film studios. In addition, Munoz has consulted for Corning Inc., Price Pfister Inc., Wedding Solutions and IBM.

Directors and Advisors

CROWDGATHER
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Jonathan Dariyanani
Member, Board of Directors
Dariyanani is currently Corporate Counsel for Aero Financial as well as for Genesis Venture Fund India 1, LP. Mr. Dariyanani is a graduate of the University of California, Berkeley and a graduate of Duke University Law School. Jonathan was formerly employed with the law firm of Wilson Sonsini Goodrich and Rosati, which represents Google, Pixar, Apple and HP. His corporate law practice focused on advising high growth technology companies. Mr. Dariyanani has been providing legal and business consulting advice for technology companies for 15 years. Jonathan has been a founder of eight start-ups, including language learning company Firebook, which he successfully sold to LeapFrog Enterprises (NYSE:LF).

James Sacks
Member, Board of Directors
Sacks is currently President of JAS Holdings, providing Business Process Outsourcing sales for Medical Services companies. Previous to this, James was a registered securities broker & principal for a number of national brokerage firms.

Chuck Timpe
Member, Board of Directors
Timpe is a seasoned director and financial executive and has served as a director since 1998 for IPC-The Hospitalist Company (IPCM:NASDAQ) and as an advisor to CrowdGather since October 2008. From June 2003 to November 2008, Mr. Timpe served as the chief financial officer of Hythiam, Inc. (HYTM:NASDAQ). Prior to joining Hythiam, Mr. Timpe was chief financial officer, from its inception in February 1998 to June 2003, of Protocare, Inc. Previously, he was a principal in two private healthcare management consulting firms he co-founded, chief financial officer of National Pain Institute, treasurer and corporate controller for American Medical International, Inc. (now Tenet Healthcare Corp.; THC:NYSE), and a member of Arthur Andersen, LLP's healthcare practice. Mr. Timpe is currently a business consultant. Mr. Timpe received his B.S. from University of Missouri, School of Business and Public Administration, and is a certified public accountant.

Directors and Advisors

John Breslin
Advisor
Net visionary and Dublin native, John Breslin is the co-founder and director of the highly praised boards.ie ltd., Ireland's largest message board community. John Breslin is also a postdoctoral researcher and adjunct lecturer on all areas of Semantic Web and social software at DERI, NUI Galaway, and founded the SIOC project, an interconnection of common social software. Breslin currently blogs at Socialmedia.net, created WebCamp, and is a member of the W3C Advisory Committee.

Christopher Kelly
Advisor
Christopher Kelly is a leader in the World Wide Service Provider sales organization, Cisco Systems. Prior to his position at Cisco, Mr. Kelly served in executive and management positions at Riverhead Networks, Universal Access Inc. and RedCreek Communications. Mr. Kelly has built sales teams from the ground up, overseen M&A transactions and has a wide range of high-level contacts in the technology sector. Currently he presents on successful sales strategies at industry conferences.

Mr. Kelly received his Bachelors Degree from the University of California at Los Angeles.

CROWDGATHER
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Next Steps

- Continue to acquire key forum properties. Target is to exceed 150 million page views by end of fiscal 2011.
- CrowdGather is also reviewing key acquisitions for technology platforms in forum software and advertising back-end systems.
- Continue to improve monetization for newly acquired forum properties in order to achieve internal targets. Increase in traffic has resulted in a demonstrable increase in revenues without much increase in fixed costs.

CROWDGATHER
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Summary

- Revenues have increased every quarter since going public. We believe this trend will continue for unreported fiscal 2011 Q1 and 2011 Q2 based upon internal estimates and information that is available as of the date of this presentation.
- CrowdGather is debt free with recent conversion by investors of $2.5 million in debt and interest into equity.
- CrowdGather has raised $1.4 million through private placements and investor warrant exercises since February 2010.
- CrowdGather Network traffic increased from 12 million monthly page views to approximately 90 million monthly page views through acquisitions since March 2010.
- Company has positive shareholders equity and anticipate applying for listing on a senior exchange by calendar year end subject to completing additional acquisitions and financing.

CROWDGATHER

FIND IT ON FORUMS!